Supplemental Financial Information November 1, 2023 Exhibit 99.2

FORWARD-LOOKING STATEMENTS AND NON-GAAP MEASURES Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995 This presentation contains forward-looking statements within the meaning of federal securities laws, including, among others, any statements about our expectations, plans, intentions, strategies or prospects. We generally use the words “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “assumes,” “guides,” “targets,” “forecasts,” “sees,” “seeks,” “should,” “could,” “would,” “predicts,” “potential,” “strategy,” “future,” “opportunity,” “work toward,” “intends,” “guidance,” “confidence,” “positioned,” “design,” “strive,” “continue,” ”track,” “look forward to,” and similar expressions to identify forward-looking statements. All statements other than statements of historical or current fact are, or may be deemed to be, forward-looking statements. Such statements are based upon the current beliefs, expectations and assumptions of management and are subject to significant risks, uncertainties and changes in circumstances that could cause actual outcomes and results to differ materially from the forward-looking statements. These risks, uncertainties and changes in circumstances include, but are not limited to: dependence on new product development, technological advances and innovation; shifts in the product category or regional sales mix of our products and services; supply and prices of raw materials and products; pricing pressures from competitors, customers, dental practices and insurance providers; changes in customer demand for our products and services caused by demographic changes or other factors; challenges relating to changes in and compliance with governmental laws and regulations affecting our U.S. and international businesses, including regulations of the U.S. Food and Drug Administration and foreign government regulators, such as more stringent requirements for regulatory clearance of products; competition; the impact of healthcare reform measures; reductions in reimbursement levels by third-party payors; cost containment efforts sponsored by government agencies, legislative bodies, the private sector and healthcare group purchasing organizations, including the volume-based procurement process in China; control of costs and expenses; dependence on a limited number of suppliers for key raw materials and outsourced activities; the ability to obtain and maintain adequate intellectual property protection; breaches or failures of our information technology systems or products, including by cyberattack, unauthorized access or theft; the ability to retain the independent agents and distributors who market our products; our ability to attract, retain and develop the highly skilled employees we need to support our business; the effect of mergers and acquisitions on our relationships with customers, suppliers and lenders and on our operating results and businesses generally; a determination by the Internal Revenue Service that the distribution or certain related transactions should be treated as taxable transactions; financing transactions undertaken in connection with the separation and risks associated with additional indebtedness; the impact of the separation on our businesses and the risk that the separation and the results thereof may be more difficult, time-consuming and/or costly than expected, which could impact our relationships with customers, suppliers, employees and other business counterparties; restrictions on activities following the distribution in order to preserve the tax-free treatment of the distribution; the ability to form and implement alliances; changes in tax obligations arising from tax reform measures, including EU rules on state aid, or examinations by tax authorities; product liability, intellectual property and commercial litigation losses; changes in general industry and market conditions, including domestic and international growth rates; changes in general domestic and international economic conditions, including inflation and interest rate and currency exchange rate fluctuations; the effects of the COVID-19 global pandemic and other adverse public health developments on the global economy, our business and operations and the business and operations of our suppliers and customers, including the deferral of elective procedures and our ability to collect accounts receivable; and the impact of the ongoing financial and political uncertainty on countries in the Euro zone on the ability to collect accounts receivable in affected countries. You are cautioned not to rely on these forward-looking statements, since there can be no assurance that these forward-looking statements will prove to be accurate. Forward-looking statements speak only as of the date they are made, and we expressly disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Non-GAAP Financial Measures This presentation contains financial measures which have not been calculated in accordance with United States generally accepted accounting principles (“GAAP”), because they are a basis upon which our management assesses our performance. Although we believe these measures may be useful for investors for the same reason, these financial measures should not be considered as an alternative to GAAP financial measures as a measure of our financial condition, performance or liquidity. In addition, these financial measures may not be comparable to similar measures used by other companies. In the Appendix to this presentation, we provide further descriptions of these non-GAAP measures and reconciliations of these non-GAAP measures to the most directly comparable GAAP measures. Disclaimer

3Q 2023 Results 12.7% Adjusted EBITDA Margin[1] $0.08 Adjusted Diluted EPS[1] Third Party Net Sales: $202.9M Adjusted EBITDA[1]: $25.8M Adjusted Net Income[1]: $2.2M [1] This is a Non-GAAP financial measure. Refer to the reconciliation in the Appendix for further information. $105.3M in Dental Third Party Net Sales $97.6M in Spine Third Party Net Sales

2023 Full-Year Financial Guidance Line Item 2023 Guidance Net Sales* $860M - $870M Adjusted cost of products sold, excluding intangible asset amortization[1] Low-to-mid 30%s Adjusted EBITDA Margin[1] 13.5% - 14.0% Interest Expense $37M - $38M Stock-Based Compensation[1][2] $16.5M - $18.5M Adjusted Effective Tax Rate[1] 26.0% Fully Diluted Shares Outstanding 27.0M Adjusted EPS[1][3] $0.60 - $0.70 Capital Expenditures ~$19M Instruments as % of Net Sales ~1.0% Other Capital Expenditures as % of Net Sales ~1.0% *Assumes year-over-year Dental Net Sales growth of flat to low-single-digits, and year-over year Spine Net Sales to decline in the high single digits to low double digits, inclusive of an approximate 3.0 percentage point impact to our Spine business from our decision to exit the China market. [1] This is a forward-looking non-GAAP financial measure. See “Forward-Looking Non-GAAP Financial Measures” in the Appendix for further information. [2] Excludes spin-related share-based compensation expense due to replacement awards provided in connection with the separation from Zimmer Biomet as well as the estimated impact of restructuring activities. [3] Projected adjusted net income divided by 26.6 million diluted shares outstanding.

Appendix

Note on Non-GAAP Financial Measures This presentation includes non-GAAP financial measures that differ from financial measures calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These non-GAAP financial measures may not be comparable to similar measures reported by other companies and should be considered in addition to, and not as a substitute for, or superior to, other measures prepared in accordance with GAAP. Adjusted EBITDA is a non-GAAP financial measure provided in this presentation for certain periods, and is calculated by excluding certain items from net income (loss) on a GAAP basis, as detailed in the reconciliations presented later in this Appendix. Adjusted EBITDA margin is Adjusted EBITDA divided by third party net sales for the applicable period. Sales information in this presentation is presented on a GAAP (reported) basis and on a constant currency basis. Constant currency percentage changes exclude the effects of foreign currency exchange rates. They are calculated by translating current and prior-period sales at the same predetermined exchange rate. The translated results are then used to determine year-over-year percentage increases or decreases. Net income (loss) and diluted earnings (loss) per share in this presentation are presented on a GAAP (reported) basis and on an adjusted basis. Adjusted net income (loss) and adjusted diluted earnings per share exclude the effects of certain items, which are detailed in the reconciliations presented later in this Appendix. Adjusted third party net sales of the Spine segment is calculated by adjusting third party net sales of the Spine segment for the effects of certain items, which are detailed in the reconciliations presented later in this Appendix. Adjusted cost of products sold, excluding intangible asset amortization (COS) is calculated by adjusting COS for the effects of certain items, which are detailed in the reconciliation presented later in this Appendix.  Adjusted research and development (R&D) expense is calculated by adjusting R&D expense for the effects of certain items, which are detailed in the reconciliations presented later in this Appendix. Adjusted selling, general and administration (SG&A) expense is calculated by adjusting SG&A expense for the effects of certain items, which are detailed in the reconciliations presented later in this Appendix. Reconciliations of these non-GAAP measures to the most directly comparable GAAP financial measures are included in this Appendix. Management uses non-GAAP financial measures internally to evaluate the performance of the business. Additionally, management believes these non-GAAP measures provide meaningful incremental information to investors to consider when evaluating the performance of the company. Management believes these measures offer the ability to make period-to-period comparisons that are not impacted by certain items that can cause dramatic changes in reported income but that do not impact the fundamentals of our operations. The non-GAAP measures enable the evaluation of operating results and trend analysis by allowing a reader to better identify operating trends that may otherwise be masked or distorted by these types of items that are excluded from the non-GAAP measures. Forward-Looking Non-GAAP Financial Measures This presentation also includes certain forward-looking non-GAAP financial measures for the year ending December 31, 2023. We calculate forward-looking non-GAAP financial measures based on internal forecasts that omit certain amounts that would be included in GAAP financial measures. We have not provided quantitative reconciliations of these forward-looking non-GAAP financial measures to the most directly comparable forward-looking GAAP financial measures because the excluded items are not available on a prospective basis without unreasonable efforts. For example, the timing of certain transactions is difficult to predict because management’s plans may change. In addition, the company believes such reconciliations would imply a degree of precision and certainty that could be confusing to investors. It is probable that these forward-looking non-GAAP financial measures may be materially different from the corresponding GAAP financial measures.

ZimVie NET SALES BY REGION AND SEGMENT (in thousands) [1] United States sales include Puerto Rico.

ZimVie

RECONCILIATION OF ADJUSTED EBITDA

(in thousands)

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,	
	2023	2022	2023	2022
Net Sales				
Third Party, net	$202,872	$213,274	$652,856	$681,323
Related Party, net	-	1,303	339	3,419
Total Net Sales	$202,872	$214,577	$653,195	$684,742
Net (Loss) Income	($5,089)	$831	($58,430)	($33,537)
Interest expense, net	9,208	6,242	27,180	11,847
Income tax benefit	(20,363)	(23,131)	(23,246)	(48,165)
Depreciation and amortization	30,500	29,787	95,088	92,054
EBITDA	14,256	13,729	40,592	22,199
Share-based compensation	5,473	5,288	16,129	25,917
Restructuring and other cost reduction initiatives[1]	2,432	689	15,851	6,486
Acquisition, integration, divestiture and related[2]	1,945	7,727	5,024	25,455
Related party loss (income)	-	16	(11)	(242)
European medical device regulation[3]	858	2,279	5,712	6,554
Pre vs. post-spin cost structure differences[4]	-	-	-	5,271
Other charges[5]	881	(349)	3,657	2,850
Adjusted EBITDA	$25,845	$29,379	$86,954	$94,490
Net (Loss) Income Margin[6]	*-2.5%*	*0.4%*	*-8.9%*	*-4.9%*
Adjusted EBITDA Margin[7]	*12.7%*	*13.8%*	*13.3%*	*13.9%*

[1] In April 2023, we instituted restructuring activities to better position our organization for future success based on the current business environment, and in July 2023, we continued these activities and took additional actions. The expenses incurred under this plan were primarily related to severance and professional fees. In June 2022 and November 2022, we instituted restructuring plans and the expenses incurred under these plans were primarily related to employee termination benefits and the exit of our spine products operations in China because of an unsuccessful volume-based procurement (VBP) program bid. We also incurred expenses in 2022 from the Zimmer Biomet instituted restructuring plans in the fourth quarters of 2019 and 2021 and the restructuring costs we incurred under those plans were primarily related to employee termination benefits, contract terminations and retention period compensation and benefits.
[2] Acquisition, integration, divestiture, and related expenses include costs incurred to prepare for and complete the separation from our former parent (such as professional fees, transition services agreements, costs to stand up our corporate organization and infrastructure), changes in the fair value of contingent consideration for acquisitions closed prior to the separation date and costs related to the evaluation of strategic options for our portfolio. For the three months ended September 30, 2023 and 2022, acquisition, integration, divestiture and related expenses consisted of costs related to the evaluation of strategic options for our portfolio ($1.5 million and $0, respectively), separation-related rebranding costs ($0.3 million and $0.3 million, respectively), separation-related professional fees ($0.1 million and $3.7 million, respectively), separation-related lease costs (negligible and $2.6 million, respectively), separation-related employee costs (negligible and $0.8 million, respectively) and other charges ($0.1 million and $0.4 million, respectively). For the nine months ended September 30, 2023 and 2022, acquisition, integration, divestiture and related expenses consisted of separation-related professional fees ($2.1 million and $10.9 million, respectively), costs related to the evaluation of strategic options for our portfolio ($1.5 million and $0, respectively), separation-related employee costs (negligible and $5.0 million, respectively), separation-related lease costs (negligible and $3.2 million, respectively), separation-related rebranding costs ($0.5 million and $0.8 million, respectively), contingent consideration charges ($0 and $2.8 million, respectively) and other charges ($0.9 million and $2.8 million, respectively).[3] Expenses incurred for initial compliance with the European Union ("EU") Medical Device Regulation ("MDR") for previously-approved products.
[4] Reflects certain items captured in the GAAP carve-out financial statements that have not continued post-spin, including, but not limited to, facilities that did not convey with ZimVie in the spin, redundant personnel costs incurred as a result of the spin, and the difference between the pre-spin allocations of Zimmer Biomet's corporate costs in accordance with GAAP, versus the expected post-spin corporate costs for ZimVie.
[5] The 2022 amounts represent expenses captured through allocations made for purposes of the GAAP carve-out financial statement results. The 2023 amounts represent inventory write-offs resulting from restructuring activities and property, plant, and equipment step-up amortization from prior acquisitions.
[6] Net (Loss) Income Margin is calculated as Net (Loss) Income divided by third party net sales for the applicable period.
[7] Adjusted EBITDA Margin is Adjusted EBITDA divided by third party net sales for the applicable period.

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ZimVie

ZimVie RECONCILIATION OF ADJUSTED COS, R&D AND SG&A (in thousands) [1] The 2023 amounts represent inventory write-offs resulting from restructuring activities and property, plant, and equipment step-up amortization from prior acquisitions. The 2022 amounts represent expenses captured through allocations made for purposes of the GAAP carve-out financial statement results. [2] Spin-related share-based compensation expense from grants provided due to the successful separation from Zimmer Biomet. [3] Expenses incurred for initial compliance with the EU MDR for previously-approved products. [4] Reflects certain items captured in the GAAP carve-out financial statements that have not continued post-spin, including, but not limited to, facilities that did not convey with ZimVie in the spin, redundant personnel costs incurred as a result of the spin, and the difference between the pre-spin allocations of Zimmer Biomet’s corporate costs in accordance with GAAP, versus the expected post-spin corporate costs for ZimVie.

ZimVie RECONCILIATION OF ADJUSTED NET INCOME (LOSS) AND ADJUSTED EPS (in thousands, except per share data) [1] In April 2023, we instituted restructuring activities to better position our organization for future success based on the current business environment, and in July 2023, we continued these activities and took additional actions. The expenses incurred under this plan were primarily related to severance and professional fees. In June 2022 and November 2022, we instituted restructuring plans and the expenses incurred under these plans were primarily related to employee termination benefits and the exit of our spine products operations in China because of an unsuccessful VBP bid. We also incurred expenses in 2022 from the Zimmer Biomet instituted restructuring plans in the fourth quarters of 2019 and 2021 and the restructuring costs we incurred under those plans were primarily related to employee termination benefits, contract terminations and retention period compensation and benefits. [2] Acquisition, integration, divestiture, and related expenses include costs incurred to prepare for and complete the separation from our former parent (such as professional fees, transition services agreements, costs to stand up our corporate organization and infrastructure), changes in the fair value of contingent consideration for acquisitions closed prior to the separation date and costs related to the evaluation of strategic options for our portfolio. For the three months ended September 30, 2023 and 2022, acquisition, integration, divestiture and related expenses consisted of costs related to the evaluation of strategic options for our portfolio ($1.5 million and $0, respectively), separation-related rebranding costs ($0.3 million and $0.3 million, respectively), separation-related professional fees ($0.1 million and $3.7 million, respectively), separation-related lease costs (negligible and $2.6 million, respectively), separation-related employee costs (negligible and $0.8 million, respectively) and other charges ($0.1 million and $0.4 million, respectively). For the nine months ended September 30, 2023 and 2022, acquisition, integration, divestiture and related expenses consisted of separation-related professional fees ($2.1 million and $10.9 million, respectively), costs related to the evaluation of strategic options for our portfolio ($1.5 million and $0, respectively), separation-related employee costs (negligible and $5.0 million, respectively), separation-related lease costs (negligible and $3.2 million, respectively), separation-related rebranding costs ($0.5 million and $0.8 million, respectively), contingent consideration charges ($0 and $2.8 million, respectively) and other charges ($0.9 million and $2.8 million, respectively). [3] Expenses incurred for initial compliance with the EU MDR for previously-approved products. [4] The 2022 amounts represent expenses captured through allocations made for purposes of the GAAP carve-out financial statement results. The 2023 amounts represent inventory write-offs resulting from restructuring activities and property, plant, and equipment step-up amortization from prior acquisitions. [5] Spin-related share-based compensation expense from grants provided due to the successful separation from Zimmer Biomet. [6] Reflects the tax effect of the adjustments from reported to adjusted, as well as an adjustment for management’s expectation of ZimVie’s statutory tax rate based on current tax law and adjusted pre-tax income.